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OMNOVA SOLUTIONS INC.

Exhibit 99

This presentation includes Consolidated EBITDA and Net Debt, which are non-GAAP financial measures as defined by the Securities and Exchange Commission. For a definition and reconciliation of Consolidated EBITDA and Net Debt to the most directly comparable
GAAP financial measures, please refer to the Appendix included with this presentation.
Cautionary
• This presentation includes “forward-looking statements” as defined by federal securities laws. Forward-looking statements may address a number of matters including the Company's business, markets in which the Company operates, results of operations, financial condition, significant accounting policies and management judgments, among other things, and includes statements based on current beliefs, assumptions, expectations, estimates, forecasts and projections about these items and other matters.  Words such as, but not limited to, “may,” “should,” “projects,” “forecasts,” “seeks,” “believes,” “expects,” “anticipates,” “estimates,” “intends,”
“plans,” “targets,” “likely,” “will,” “would,” “could,” “potential,” and similar expressions or phrases identify forward-looking statements.
• All forward-looking statements involve risks and uncertainties.  Many risks and uncertainties are inherent in business generally and the markets in which the Company operates.  Other risks and uncertainties are more specific to the Company’s operations.  These risks and uncertainties and the achievement of expected results depend on many factors, some or all of which are not predictable or within the Company’s control and may differ materially from expected results.
• Factors that may cause actual results to differ materially from expected results include, among others: general economic, business and industry conditions affecting OMNOVA Solutions’ end-use markets; prices and availability of raw materials including styrene, butadiene, polyvinyl chloride, acrylics and textiles; ability to increase pricing to offset raw material cost increases; adverse litigation judgment and absence of or inadequacy of insurance coverage for such judgment; prolonged work stoppage resulting from labor disputes with unionized workforce; acts of war or terrorism, natural disasters or other acts of God; ability to successfully develop and commercialize new products; customer and/or competitor consolidation; customer ability to compete against increased foreign competition; the concentration of a significant portion of Performance Chemicals’ sales among several large customers; operational issues at the Company’s facilities, including risks associated with the use of chemicals; availability of financing to fund operations at anticipated rates and terms; ability to successfully implement productivity enhancement and cost reduction initiatives; governmental and regulatory policies; rapid inflation in health care costs and assumptions used in determining health care cost estimates; risks associated with foreign operations including fluctuations in exchange rates of foreign currencies; the failure or inability to protect the
Company’s proprietary information; the Company’s strategic alliance and acquisition activities; assumptions used in determining pension plan expense and funding, such as return on assets and discount rates and changes in pension funding regulations;
compliance with extensive environmental, health and safety laws and regulations; and substantial debt and leverage and the ability to service that debt.
• All future written and verbal forward-looking statements attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above.  Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation, and specifically declines any obligation, other than that imposed by law, to publicly update or revise any forward-looking statements whether as a result of new information, future events or otherwise.
Forward-Looking Statements
Non-GAAP Financial Measure

Business Segments At A Glance
Decorative Products Performance Chemicals
* Includes $10 million of corporate expenses.
LTM Sales $460
LTM Adj. EBITDA $35
EBITDA margin 7.6%
Paper and Carpet Chemicals
SB and SBA latex coating binders
Specialty Chemicals
SB and SBA
Vinyl pyridine latex
Acrylics
LTM Sales $266
LTM Adj. EBITDA $18
EBITDA margin 6.8%
Contract Interiors
Vinyl wallcoverings
Dry erasable surfaces
Customized wall murals
Laminates
Vinyl, paper and acrylic laminates
LTM Sales $726
LTM Adjusted EBITDA* $43
EBITDA Margin 5.9%
Coated Fabrics
Vinyl and urethane
coated fabrics
Industrial films
Performance woven
fabrics
A Focused Polymer Company with Leadership Positions in Key Categories
LTM:  Last 12 months through August 31, 2007
($ Millions)

2007
Financial Summary - Sales
584
631
695
699
726
$0
$200
$400
$600
$800
2003 2004 2005 2006 2007
LTM
Sales - Annual Sales - Quarter
($ Millions)
170
165
178
188
175
197
176
$0
$50
$100
$150
$200
$250
1Q 2Q 3Q 4Q
Sales Growth Accelerating Over Last Two Quarters
LTM:  Last 12 months through August 31, 2007
2006

Financial Summary – Adjusted EBITDA
Adjusted Annual EBITDA
($ Millions)
27
24
50
48
43
$0
$10
$20
$30
$40
$50
$60
2003 * 2004 * 2005 * 2006 * 2007
LTM
3Q 2007 EBITDA Trend Positive
LTM: Last 12 months through August 31, 2007
Adjusted Quarterly EBITDA
9.5
6.6
16.2
14.2
13.3
14.2
7.6
$0
$5
$10
$15
$20
1Q 2Q 3Q 4Q
* Calculated under the Company’s credit facility in effect at that time (see Appendix 2), which excludes certain items which would be included per the Company’s current credit facility (see Appendix 1).
2007 2006

Decorative Products
Performance Chemicals
Both Segments
2006 Sales
Serving Diverse End Use Markets
26%
Coated Paper
16%
Carpet
14%
Hotel, Healthcare,
Office
7%
Furniture &
Furnishings
8%
Transportation
Serving Diversified End Use Markets . . . Insulates Portfolio
from Economic Cycles
15%
Nonwoven /
Disposable
6%
Residential
Refurb/New
Construction
8%
Commercial/
Durable
~ 10% of Revenues
Exposed to New
Housing
(Carpet and Laminates)

North American Market Position - Strategic Opportunities
Leadership Position Provides Competitive Advantage
Performance Chemicals Decorative Products
Commercial
Wallcovering #1
Film Laminates #1
Coated Fabrics #2
Custom Specialty Films #1
Paper #2
Carpet #2
Specialties:
•
Nonwovens
SB Binders #1
•
Tire Cord #1
•
Commercial
Floor Care #2
Market
Position
Source:  OMNOVA
Market
Position

Corporate Strategy
•
Unique customized strategies for both segments
•
Move businesses to acceptable profitability and cash flow
– 8-11% EBIT margins
– 11-14% EBITDA margins
•
Drive profitable growth
– Organically - 2x underlying market growth
– Acquisitions / strategic partnership
•
Drive core competency development across the Company
– New product development / innovation
– Pricing and commercial excellence
– LEAN SixSigma / productivity
– ERP = SAP (standardization and streamlining)
– Project leadership
– Global strategic sourcing
•
Invest in businesses with greatest opportunity for long-term growth and returns
– Ongoing assessment of the portfolio

Profitable Organic Growth Focus
Enter Adjacent
Markets / Applications
Market Share Gains
in Core Markets
(Leveraging New Products)
• Paper latex / chemicals
• In-mold coatings
• Commerical Wallcovering
• Laminates
• Rigid and flexible films
Globalization
• Digital wall murals
• Transportation seating
• Marine seating and
headliners
• Interior wall systems
• Pool liners
• Oil / natural gas drilling
chemicals
• Construction chemicals
• Decorative Products joint
ventures in China and
Thailand
• Expanded chemicals
presence in China
– Shanghai sales / application
engineering office opened 2005
– Finalizing in-region
manufacturing strategy
• Chemical sales in Europe
up 19% in 2006 with strong
toll partners
• Wholly-owned Decorative
Products business in
Europe
+ +
Core Markets ~ GNP Growth . . .
OMNOVA Finding Ways to OUTPERFORM Our Markets

LEAN SixSigma

Responsible Care
Good Chemistry at Work

OMNOVA SOLUTIONS INC.

Operational Highlights
SAP
Business System
• Operating approach
initiated in 2003
• Customer-focused
rapid-change strategy
• Eliminate waste;
streamline operations
• Deliver cost reductions
and cash flow
improvements
• Ingrained in culture
Minimal Legacy
Liabilities
Programs and Systems in Place to Drive Increased Productivity
and Continuous Improvement
• Single, integrated platform
– Simplify / standardize /
streamline = Productivity
– Quick access to mission-
critical information
• Implemented in
Performance Chemicals in
2005 with NO customer
issues
• Decorative Products
implementation in
progress with completion
targeted in 2008
• No legacy environmental
issues from prior operations
• Adequately funded pension
– Smoothing accounting results
in temporary $(5)M non-cash
expense
– No new entrants
• Caps on all retiree healthcare
– Participation rapidly declining
– Eliminated for all salary
employees

Decorative Products Segment
A Broad-based Functional and Decorative Surfaces Business
N.A. End Market Growth Rates
Contract Interiors
• Corporate
• Hospitality
• Healthcare
• Education
• Retail / Restaurant
• Interior Construction Systems
Laminates
• Kitchen & Bath Cabinets
• Manufactured Housing/RV
• Furniture
• Flooring
• Retail Display
• Home Furnishings
Coated Fabrics
• Transportation
– Including Automotive Aftermarket
• Industrial Films
• Rigids
• Contract Furniture
• Marine
Primary End Markets
Source:   Maximus Advisors
LTM Sales = $266 Million
Contract
Interiors
46%
Coated
Fabrics
28%
Laminates
26%
Market
Size (MM) Growth
Laminates $345 2-3%
Coated Fabrics $640             3-4%
Contract Interiors $260 3-4%
LTM:  Last 12 months through August 31, 2007

Decorative Products - End Uses
Furniture and
Surface
Laminates
Coated Fabric
Upholsteries
Commercial
Wallcoverings
Vinyl Graphic
Films
Laminated Films
- Signage
- Awnings
Digital Murals
Laminate for
Ceiling Tile
65% of Sales for Commercial
(Hotel / Office / Healthcare / Education) Refurbishment

Decorative Products - Key Economic Drivers
70%
80%
90%
100%
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06
Commercial Office Occupancy Rates
Office occupancies at highest levels since 2001
U.S. Hotel Occupancy Rates
50%
55%
60%
65%
70%
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07E
Occupancy & investments strong
U.S. Office Furniture Production
Continued recovery expected
Manufactured Housing Shipments
Hurricane-related FEMA orders stabilized
industry in ’05-’06
Source:   NAR, OMNOVA Source:   PricewaterhouseCoopers, OMNOVA
Source:   BIFMA, OMNOVA Source:   US Government Census, OMNOVA
$0
$2
$4
$6
$8
$10
$12
$14
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07E
0
50
100
150
200
250
300
350
400
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07E
07E

Decorative Products - Facilities
Monroe, NC
Columbus, MS
Shanghai,
China
(3)
Rayong,
Thailand
(3)
Kent, U.K.
London, U.K.
Paris, France
Dubai,
UAE
Auburn, PA
Jeannette, PA
Fairlawn/Akron, OH
OMNOVA Sites
Growing Global Reach With Well-Invested,
Strategically-Located Joint Ventures in Asia
Dupo, IL

•
50.1% owned – unconsolidated
–
China coated fabrics primarily
for Asian customers
–
Thailand coated fabrics and
decorative laminates $15 million
to OMNOVA U.S.
•
Cash flow positive since inception
•
$15 million investment 1999-2000
•
Third plant startup in 2007 near
Shanghai (Taicang)
Decorative Products - Asian Joint Ventures
OMNOVA Sites
Shanghai,
China
(3)
Rayong,
Thailand
(3)
Unique and Strategic Asset Compared to North American Competition

surf(x)
SHAPING THE FUTURE

BoltaSoft™

viewnique™

CORE™
ADVANCED WALL TECHNOLOGY

OMNOVA
SOLUTIONS INC.

Decorative Products – New Products
Performance Fabrics
Comprehensive
line for auto OEM
and aftermarket,
and marine
Strong nationwide
distribution
3D Laminates
Flexible Laminate for
contoured edges
No edge banding
Durability, improved
aesthetics in a cost
effective solution
Contract Interiors
One-of-a-kind
wide format
digital murals
for hospitality,
corporate,
retail
Catalysts For Profitable Growth
100%
recyclable
wallcovering
with
non-PVC
substrate

2003 2004 2005 2006 2007 LTM
Decorative Products - Trends
Sales Adjusted EBITDA
($ Millions)
2007 Achievements
• Leveraging breadth and size for economy of scale advantages with market wins versus weakened competitors
• Market share gains through key account wins
– Bestop (Jeep Top) +$2 million
– Marine and school bus
– Vytech (laminates) customers +$6 million
• Entered targeted adjacent markets – pool liner
• Digital mural sales growth
• Successfully launch new products / technology – ECORE™, PreFixx®
Extreme™
2003 * 2004 * 2005 * 2006 * 2007 LTM
258
258
8
6
13
18
242
258
2003 2006: Significantly Lowered Breakeven and Improved Margins
266
18
LTM: Last 12 months through August 31, 2007
* Calculated under the Company’s credit facility in effect at that time (see Appendix 2), which excludes certain items which would be included per the Company’s current credit facility (see Appendix 1).

Performance Chemicals Segment
LTM Sales = $460 Million
A Specialty Chemicals Business Focused on Technical Service and Innovation
Specialty
Chemicals
35%
Paper & Carpet
Chemicals
65%
Paper Chemicals
• Sold through RohmNova
joint venture with Rohm
and Haas
• Magazines, brochures
• Catalogs
• Packaging, labels
Carpet Chemicals
• Residential and
commercial carpet
backing
Specialty Chemicals
• Nonwovens
• Construction
• Tapes, adhesives
• Floor polish
• Textiles
LTM:  Last 12 months through August 31, 2007

End Uses
Textile
Finishing
Resins
Carpet Backing
Adhesives &
Moisture Barriers
Floor Tile
Felt Binders
Wallboard Structural
Enhancers
Upholstery Fiberfill
Binders & Surface
Coatings
Ink Additives
Nonwoven
Binders
Paper & Paperboard
Coatings and Chemicals
In-Mold
Coatings
Tire Cord
Adhesives
Floor Care Products
Filtration
Products
Tape Release
Coatings, Saturants
& Adhesives

1990E 2007
OMNOVA +15 pts.
Others
Unocal
The North American Market
OMNOVA Growing Above the Market in Largest Market - Paper Coatings
Dow
OMNOVA
BASF
Other
Total Mkt.
(dry pounds)
50%
14%
30%
12%
12%
15%
18%
37%
Goodyear
Dow
BASF
Reichhold
1.3B 1.4B
SB Latex N. American Market Share
Source: APC, Kline, OMNOVA
2.7%
1.0%
1.0%
1.0%
2.5%
0.0%
1.0%
2.0%
3.0%
Source:  SRI, 2005, OMNOVA
Average Annual Growth Rate: 1-3%
N.A. End-Market Growth Rates
Adhesive Tire Other Paper Carpet
Applications Cord Coatings Backing

Ad Pages (Thousands)
Catalogs Mailed (Billions)

Square Yards (in billions)
Housing (Millions)

Key Economic Drivers
Coated Paper Demand
Driven By Print Pages and Catalogs
Source:  Zenith Media, PIB, RISI, TNS, OMNOVA Source:   CRI, FCW, NAHB, Commerce Dept., NAR, OMNOVA
0.4
0.8
1.2
1.6
2.0
2.4
97 98 99 00 01 02 03 04 05 06E 07E
1.2
1.4
1.6
1.8
2.0
2.2
2.4
Carpet Demand Housing Starts
125
175
225
275
325
375
425
97 98 99 00 01 02 03 04 05 06
10
15
20
25
Ad Pages Catalogs Mailed
Carpet Demand
Driven By Housing Starts
Catalog Increases Tied to Internet;
Slow Housing Market Significantly Impacting Carpet Demand

Butadiene ($/lb)

Styrene ($/lb)

OMNOVA
SOLUTIONS INC.

Impact of Raw Material Inflation
Styrene
Raw Material Costs Near All-Time Highs
Source:  CMAI
0.15
0.25
0.35
0.45
0.55
0.65
Butadiene
Butadiene
Styrene Contract Styrene Spot
0.00
0.10
0.20
0.30
0.40
0.50
0.60
0.70
0.80
1/1/02
12/27/02 12/22/03 12/16/04 12/11/05 12/6/06 12/1/07
1/1/2002 12/27/2002 12/22/2003 12/16/2004 12/11/2005 12/6/2006 12/1/2007
1¢ = $1.4M
EBITDA
1¢ = $2.3M
EBITDA

Manufacturing Focused Primarily in North America
Chester, SC
Calhoun, GA
Fitchburg, MA
Green Bay, WI
Fairlawn/Akron, OH
Mogadore, OH
OMNOVA Sites
Alliance Manufacturing
Helsingborg, Sweden
Oudenaarde/Evergem, Belgium
Kaoshiung,
Taiwan
Growing Global Reach Through
Strategically-Located Toll Production Partners
London, U.K.
(sales office)
Shanghai,
China
(sales office)

Coated Paper Market Trends and OMNOVA Share
Paper Industry Consolidation Nearly Complete . . . 37% Share by 3Q 2007
29% 29%
28%
60% 60%
63%
11% 11%
9%
7%
OMN
37%
DOW
56%
0%
20%
40%
60%
80%
100%
2004 2005 2006 2007
Significant Share at 5 of 6 Major
Coated Paper Producers
N.A. Paper SB Market
Trends
• Globalization
• Rationalization of paper
manufacturers and latex suppliers
• Weaker dollar to hurt European
imports
• Anti-dumping tariffs on China
imports
• Starch costs up >50% vs. 2006
0
20
40
60
80
100
120
#1 #2 #3 #4 #5 #6 Other
OMN Comp.
290
M
LBs
Dry

New Products – Catalysts For Profitable Growth
High Performance
Paper Latex
Value-Added
Carpet Latex
• GenCryl® Pt™
enhances print quality
and provides improved
binder strength
• Greater value to the
customer; expanded
margins for OMNOVA
• R&D project in 2003;
first commercial paper
mill in 2005
• 75 million pounds sold
in LTM*
• High strength, high solids
latex for commercial
carpet
• Low-ammonia latex for
residential applications
• New products for carpet
tile
• 30% market share
• $1.5 million investment in
R&D scale-up reactors to
accelerate next
generation products
* LTM:  Last twelve months through August 31, 2007
New / Improved
Specialty Chemicals
• Broad applications include:
– Diaper sublayer
– Floor care
– Disposable wipes
– Construction materials
– Oil and gas drilling
– Tape
• 2007 Opportunities /Closes
– Diaper sublayer next generation
complete
– Towels & wipes – new application
2008
– Floor polish new product
introduction
– OMNAPEL™ (water resistant)
roofing underlayment

Performance Chemicals Trends
• 40 million annualized new pounds won 2007 . . . new trialing activity over 50 million pounds
• Key, targeted capital investments to reduce costs, speed new product development
• Globalization via operations and strategic partnerships/JVs in Europe and Asia
• Increased global raw material purchasing; reduced energy usage
327
373
453
442
460
2003 2004 2005 2006 2007
LTM
27
26
48
42
35
2003 * 2004 * 2005 * 2006  * 2007
LTM
Sales Adjusted EBITDA
($ Millions)
2007 Achievements
Focused on Driving Value Through Strong Market Positions,
New Products, Lean Operations and Global Growth
LTM: Last 12 months through August 31, 2007
* Calculated under the Company’s credit facility in effect at that time (see Appendix 2), which excludes certain items which would be included per the Company’s current credit facility (see Appendix 1).

FINANCIAL HIGHLIGHTS * * * * * * * * * * *

$0
$20
$40
$60
$80
$100
$120
$140
'00 '01 '02 '03 '04 '05 '06 '07
10%
15%
20%
25%
30%
Streamlined Operations - Cost Management
SG&A
Significantly Lower Cost Structure
125
124 124
121
126
106 106
19%
20%
21%
21%
20%
15%
15%
SG&A                    % of Sales
($ Millions)
2,631
2,473
2,412
2,349
1,989
1,912
1,702
1,676
1,660
0
500
1,000
1,500
2,000
2,500
3,000
'99 '00 '01 '02 '03 '04 '05 '06 '07
Employees - 36% Reduction
Aug
Aug
101
14%

Receivable Days
Inventory Turns

$ Millions

OMNOVA SOLUTIONS INC.

Streamlined Operations
Working Capital Management and Pricing Excellence
Raw Materials / Pricing
Improved Working Capital Management
38.0
22.6
33.1
29.9
64.9
82.4
21.0
21.8
17.3
12.0
$0
$40
$80
$120
2003 2004 2005 2006 2007
Aug
0
10
20
30
40
50
60
70
2003 2004 2005 2006 2007 Aug
5.0x
6.0x
7.0x
8.0x
9.0x
Receivable Days Inventory Turns
Domestic Working Capital
45
43
42
42
6.5x
8.5x
43
YTD
Raw Material Inflation
Pricing

Business Portfolio Positioned for Improved Performance;
Significant Balance Sheet Improvements
Net Debt Outstanding
Meaningful Deleveraging Over Time
Net Debt / Adjusted EBITDA
178
167
167
126
151
$0
$25
$50
$75
$100
$125
$150
$175
$200
$225
2003 * 2004 * 2005 * 2006 * 8/31/07
6.7x
6.9x
3.4x
2.7x
3.4x
0.0x
1.0x
2.0x
3.0x
4.0x
5.0x
6.0x
7.0x
2003 * 2004 * 2005 * 2006 * 8/31/07
($ Millions)
* Calculated under the Company’s credit facility in effect at that time (see Appendix 2), which excludes certain items which would be included per the Company’s current credit facility (see Appendix 1).

Significantly Improved Capital Structure
80
141
80
149
$0.0
2007 2008 2009 2010 2011 2012 2013 2014
New Structure Lengthens Maturities, Reduces Interest Cost and Fixed Charges
Average Debt cost
7.8% vs 10.8% in 2006
Amortized 750K 1.5M 1.5M 1.5M 1.5M 1.5M 1.5M
Current Maturing

2.1
6.6
4.6
1.7
(1.0)
(0.3)
(5.4) (5.4)
($8)
($4)
$0
$4
$8
2000 2001 2002 2003 2004 2005 2006 2007
Streamlined Operations - Pension Management
237
131
201
147
166
153
177
175
185
184
200
207
205
202
218
205
$100
$140
$180
$220
$260
2000 2001 2002 2003 2004 2005 2006 2007
• No new entrants since 2004
• Pension formula reduced for salary
• Union multiplier – no changes since 2001
• Non-cash income / expense
• Smoothing accounting does not reflect
actual funding and distorts P&L
• Expected to decrease in 2008
Pension Adequately Funded
Pension Assets / ABO Liability
Pension Income / Expense
($ Millions)

Key Investment Highlights
•
Leading market positions  (#1 or #2)
•
Diverse products, customers and end markets
•
Much lower cost base . . . significant operating leverage
–
Refinancing reduces interest cost by $6 million per year
–
Streamlined operations leading to substantial savings
–
NOLs shield income from taxes for next 3 to 4 years
•
Strong new business wins from new product development and new applications of existing products
•
Business portfolio positioned for improved performance
–
Take advantage of consolidating decorative products industry
•
Product development expertise and proprietary patents
•
Well-invested, strategically-located assets
•
Experienced senior management team
Strong Operating Leverage

APPENDIX * * * * * * * * * *

Appendix 1 —
Non-GAAP Financial Measures
Reconciliation of income (loss) from continuing operations to Consolidated EBITDA and total debt to Net Debt
This presentation includes Consolidated EBITDA and Net Debt which are non-GAAP financial measures as defined by the Securities and Exchange
Commission. Consolidated EBITDA is calculated in accordance with the definition of Consolidated EBITDA as set forth in the Company’s $150,000,000
Term Loan Credit Agreement dated as of May 22, 2007 and excludes charges for interest, taxes, depreciation and amortization, amortization of deferred financing costs, net earnings of joint ventures less cash dividends, net earnings of foreign subsidiaries less cash dividends, loss on debt transactions, gains or losses on sale or disposal of capital assets, loss from write-down of non-current assets, non-cash income or expense for the Company’s pension plans, gains or losses from changes in the LIFO reserve, and non-cash charges for the 401(k) company match. Net Debt is calculated as total debt and outstanding letters of credit less cash, cash equivalents and restricted cash. Consolidated EBITDA and Net Debt are not measures of financial performance under GAAP. Consolidated EBITDA and Net Debt are not calculated in the same manner by all companies and accordingly are not necessarily comparable to similarly titled measures of other companies and may not be an appropriate measure for comparing performance relative to other companies.
Consolidated EBITDA and Net Debt should not be construed as indicators of the Company’s operating performance or liquidity and should not be considered in isolation from or as a substitute for net income (loss), cash flows from operations or cash flow data which are all prepared in accordance with GAAP. Consolidated EBITDA and Net Debt are not intended to represent and should not be considered more meaningful than, or as an alternative to, measures of operating performance as determined in accordance with GAAP. Management believes that presenting this information is useful to investors because these measures are commonly used as analytical indicators to evaluate performance, allocate resources and measure leverage capacity and debt service ability. Set forth below are the reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures.
Consolidated Performance ($ Millions)
Reconciliation of Income (Loss) From Continuing Operations to Adjusted EBITDA LTM
August 31,
2003 2004 2005 2006 2007
Income (loss) from continuing operations $  (86.9) $  (25.4) $    (2.7) $       3.2 $     (11.1)
Gains or losses on sales or disposals of capital assets 2.3 0.2 2.3 0.2 0.4
Gains from write-up in book value of any asset - - - - -
Earnings from owned interests, net of dividends received (1.0) (0.3) (1.7) (1.5)
Net earnings of joint ventures, less cash dividends
- - (0.7) (1.8) -0.9
Gain or loss arising from acquisition of debt or cancellation/forgiveness
3.1 (1.5) - - 12.4
Income/expense from pension plans, net of cash payments (1.6) 0.4 0.4 5.4 6.0
Non-cash charge for 401(k) company match
0.5 1.4 1.4 2.1
2.2
Gains/losses from change in LIFO reserve (3.4) (0.2) (4.4) (2.6) (2.9)
Cumulative effect of an accounting change - - - - -
Consolidated Net Income (87.0) (25.4) (5.4) 5.0 5.0
Income tax
(0.6) (0.3) (0.3) 0.1 -
Interest expense 15.3 20.7 21.2 20.3 17.4
Amortization of deferred financing costs 1.7 1.8 1.4 1.0 0.8
Depreciation & amortization 25.3 21.6 21.1 20.2 19.4
Consolidated EBITDA
(45.3) $  18.4 $   38.0 $   46.6 $      42.6 $

($ Millions)
Appendix 1 —
Non-GAAP Financial Measures
(continued)
Performance Chemicals Segment LTM
August 31,
2003 2004 2005 2006 2007
Segment operating profit $    11.2 $    13.5 $    33.8 $      29.7 $       24.7
Gains or losses on sales or disposals of capital assets           -             -            0.7            0.1             0.1
Earnings from owned interests, net of dividends received        (0.7)        (0.3)        (1.7)           (1.4)            (0.9)
Income/expense from pension plans, net of cash payments -         0.8         0.4         1.7            1.7
Non-cash charge for 401(k) company match 0.3         0.7         0.8         0.8            0.8
Gains/losses from change in LIFO reserve -         (0.2)        (2.6)        (2.3)           (2.2)
    Segment adjusted operating profit        10.8        14.5        31.4          28.6           24.2
Depreciation & amortization 12.6       11.8       12.2       11.3          10.9
   Segment Adjusted EBITDA 23.4 $    26.3 $    43.6 $    39.9 $       35.1 $
Decorative Products Segment LTM
August 31,
2003 2004 2005 2006 2007
Segment operating profit $  (70.0) $    (6.8) $    (2.8) $        9.0 $         6.4
Gains or losses on sales or disposals of capital assets          2.3          0.2          1.7            0.1             0.2
Earnings from owned interests, net of dividends received        (0.3)           -             -             (0.1)            (0.2)
Net earnings of joint ventures, less cash dividends
-         -         (0.7)        (1.8)           (0.9)
Income/expense from pension plans, net of cash payments
(1.4)        (0.6)        -         3.2            3.6
Non-cash charge for 401(k) company match
0.1         0.4         0.5         0.7            0.6
Gains/losses from change in LIFO reserve (3.4)        -         (1.8)        (0.3)           (0.6)
    Segment adjusted operating profit
     (72.7)        (6.8)        (3.1)          10.8             9.1
Depreciation & amortization 11.9       9.8         8.8         8.5            8.4
   Segment Adjusted EBITDA
(60.8) $   3.0 $      5.7 $      19.3 $       17.5 $
Reconciliation of Total Debt to Net Debt August 31,
2003 2004 2005 2006 2007
Total Debt 192.2 $  181.7 $  176.4 $  165.0 $     159.6 $
Letters of credit 4.3 $      3.9 $      3.2 $      3.5 $         3.4 $
Cash and cash equivalents (14.1) (15.0) (9.9) (26.4) (12.4)
Restricted cash -         -         -         (12.3)         -
Net Debt $182.4 $170.6 $169.7 $129.8 $150.6

Appendix 2 —
Non-GAAP Financial Measures
Reconciliation of Income (Loss) From Continuing Operations to Adjusted EBITDA and total debt to Net Debt
This presentation includes Adjusted EBITDA and Net Debt, which are non-GAAP financial measures as defined by the Securities and Exchange
Commission.  Adjusted EBITDA is calculated in accordance with the definition of adjusted net earnings from operations as set forth in the Company’s senior secured revolving credit facility dated May 28, 2003, as subsequently amended through November 30, 2006, and excludes charges for interest, taxes, depreciation, amortization, restructuring and severance, work stoppage, goodwill and trademark impairments, amortization of deferred financing costs, net earnings of joint ventures less cash dividends, gains or losses on asset sales, non-cash charge for 401(k) company match, pension income, commercial paper costs, deferred financing costs write-off, and spin-off related costs.  Net Debt is calculated as total debt less cash, cash equivalents and restricted cash.  Adjusted EBITDA and Net Debt are not measures of financial performance under GAAP.  Adjusted EBITDA and Net Debt are not calculated in the same manner by all companies and accordingly are not necessarily comparable to similarly titled measures of other companies and may not be an appropriate measure for comparing performance relative to other companies.  Adjusted EBITDA and Net Debt should not be construed as an indicator of the Company’s operating performance or liquidity and should not be considered in isolation from or as a substitute for net income (loss), cash flows from operations or cash flow data which are all prepared in accordance with GAAP.  Adjusted EBITDA and Net Debt are not intended to represent and should not be considered more meaningful than, or as an alternative to, measures of operating performance as determined in accordance with GAAP.  Management believes that presenting this information is useful to investors because they are commonly used as analytical indicators to evaluate performance, allocate resources and measure leverage capacity and debt serviceability. Set forth below are the reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures.
Consolidated Performance ($ Millions)
Reconciliation of Income (Loss) From Continuing Operations to Adjusted EBITDA
2003 2004 2005 2006
Income (loss) from continuing operations (86.9) $   (25.4) $   (2.7) $     3.2 $
Income tax (0.6) (0.3) (0.3) 0.1
Interest expense 15.3       20.7       21.2       20.3
Depreciation & amortization 25.3       21.6       21.1       20.2
EBITDA (46.9)      16.6       39.3       43.8
Restructuring and severance 8.9         0.4         5.9         1.4
Calender line restructuring -         -         1.6         -
Work stoppage -         -         1.7         -
Goodwill and trademark impairments 60.1       3.9         -         1.0
Amortization of deferred financing costs 1.7         1.8         1.4         1.0
Net earnings of joint ventures, less cash dividends -         -         (0.7)        (1.8)
Gains or losses on asset sales -         -         (1.1)        -
Non-cash charge for 401(k) company match 0.5         1.4         1.4         2.1
Pension income (1.6)        -         -         -
Commerical paper costs 0.7         -         -         -
Deferred financing costs write-off 3.1         -         -         -
Spin-off related costs -         -         -         -
Adjusted EBITDA 26.5 $    24.1 $    49.5 $    47.5 $

($ Millions)
Appendix 2 —
Non-GAAP Financial Measures
(continued)
Performance Chemicals Segment
2003 2004 2005 2006
Segment operating profit 11.2 $    13.5 $    33.8 $    29.7 $
Depreciation & amortization 12.6       11.8       12.2       11.3
Segment EBITDA 23.8       25.3       46.0       41.0
Restructuring and severance 0.6         -         0.7         0.4
Goodwill and trademark impairments 2.7         -         -         -
Non-cash charge for 401(k) company match 0.3         0.7         0.8         0.8
Pension income -         -         -         -
Adjusted segment EBITDA 27.4 $    26.0 $    47.5 $    42.2 $
Decorative Products Segment
2003 2004 2005 2006
Segment operating profit (loss) (70.0) $   (6.8) $     (2.8) $     9.0 $
Depreciation & amortization 11.9       9.8         8.8         8.5
Segment EBITDA (58.1)      3.0         6.0         17.5
Restructuring and severance 8.1         0.5         5.1         0.8
Calender line restructuring -         -         1.6         -
Work stoppage costs -         -         1.7         -
Goodwill and trademark impairments 57.4       3.9         -         1.0
Net earnings of joint ventures, less cash dividends -         -         (0.7)        (1.8)
Gains or losses on asset sales -         -         (0.8)        -
Non-cash charge for 401(k) company match 0.1         0.4         0.5         0.7
Pension income (1.4)        -         -         -
Adjusted segment EBITDA 6.1 $      7.8 $      13.4 $    18.2 $
Reconciliation of Total Debt to Net Debt
2003 2004 2005 2006
Total Debt 192.2 $  181.7 $  176.4 $  165.0 $
Cash and cash equivalents (14.1) (15.0) (9.9) (26.4)
Restricted cash -         -         -         (12.3)
Net Debt $178.1 $166.7 $166.5 $126.3

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